Exhibit 99.2

Forward Looking Statements The information contained herein may contain forward-looking statements relating to future financial results or business expectations. Business plans may change as circumstances warrant. Actual results may differ materially from those predicted as a result of factors over which EXCO has no control. Such factors include, but are not limited to, acquisitions, recruiting and new business solicitation efforts, estimates of reserves, commodity price changes, the extent to which EXCO is successful in integrating recently acquired businesses, regulatory changes and general economic conditions. These risk factors and additional information are included in EXCO’s reports on file with the Securities and Exchange Commission. Credit Participants The information contained herein is provided solely for the use of potential lenders and is not furnished for any other purpose. No person or entity other than such potential lenders that we have identified should contact us to submit any questions or request further information regarding the information contained herein. The securities referred to herein have not been registered under the Securities Act of 1933 or any state securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws. Certain information contained herein is provided pursuant to Rule 135c of the Securities Act of 1933 and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Disclaimer

Preferred Stock On February 14, 2007, EXCO announced a proposed offering of $2.0 billion of Preferred Stock Initial tranches $400 million of 6% Convertible Preferred Stock $1.6 billion of 11% Straight Preferred Stock Initial tranches driven by NYSE shareholder rules requiring shareholder approval to issue more than 20% of outstanding stock EXCO will file proxy statement to approve the issuance of an additional $1.6 billion of 6% Convertible Preferred Stock If approved by shareholders (meeting of shareholders expected in Q3 2007), 11% Straight Preferred will automatically convert into 6% Convertible Preferred Stock

Transaction Overview Step 1 – EXCO Issuance of Preferred Stock Proceeds of $2.0 billion of Preferred Stock to be used to: Fund $1.75 billion investment to recapitalize EPOP and partially fund EPOP’s acquisition of Vernon Repay $245 million of EXCO’s existing revolving credit facility debt Step 2 – EPOP Recapitalization and Acquisition of Vernon $1.75 billion EXCO investment and new financing will fund recap of existing EPOP debt and acquisition of Vernon EPOP financing to remain non-recourse to EXCO: $1.0 billion Revolving Credit Facility ($769 million drawn at closing) $300 million Term Loan B Pro forma conforming borrowing base of $1.3 billion Step 3 – EXCO Acquisition of Southern Gas EXCO financing: $750 million Revolving Credit Facility ($482 million drawn at closing) $250 million Term Loan B Pro forma conforming borrowing base of $1.0 billion

Sources and Uses 1 Purchase price adjustments are preliminary and subject to change Step 1 – EXCO I ssuance of Preferred Stock (Dollars in M illions) EXCO Sources: Uses: 6% Convertible Preferred Stock $ 400 Investment into EPOP $ 1,750 11% Straight P referred Stock 1,600 Repay existing EXCO R /C Facility 245 Fees and Expens es 5 Total $ 2,000 Total $ 2,000 Step 3 – EXCO Acquisition of Southern Gas (Dollars in Millions) EXCO Sources: Uses: New EXCO R /C Facility $ 48 2 Purchase Southern Gas $ 860 New EXCO Term Loan B 250 Repay existing EXCO R /C Facility 39 Proceeds from Wattenberg sale 130 Fees a nd Expenses 13 Expected Southern Gas purchase price adj. 1 50 Total $ 912 Total $ 912 Step 2 – EPOP Recapitalization and Acquisition of Vernon (Dollars in Millions) EPOP Sources: Uses: Investment from EXCO $ 1,75 0 Purchase Vernon $ 1,60 0 New EPOP R/C Facility 7 6 9 Repay existing EPOP R /C Facility 64 4 New EPOP Term Loan B 300 Repay EPOP Second L ien Term Loan 650 Expected Vernon purchase price adj. 1 100 Second Lien Term Loan call premium 10 Fees and Expenses 15 Total $ 2,91 9 Total $ 2,91 9

Pro Forma Capitalization 1 EXCO Actual cash includes $130 million of proceeds from Wattenberg asset sale 2 EXCO Actual R/C Facility excludes $123 million of deposits to be applied to Vernon and Southern Gas purchase prices 3 Upon shareholder vote, the $1,600 million of Straight Preferred Stock will automatically convert into Convertible Preferred Stock Actual and Pro Forma Capitalization (as of 12/31/06) (Dollars in Millions ) EXCO EPOP Consolidated Actual Pro Forma Actual Pro Forma Actual Pro Forma Cash 1 $ 178 $ 48 $ 8 $ 8 $ 186 $ 56 R/C Facility 2 $ 284 $ 482 $ 64 4 $ 7 6 9 $ 92 8 $ 1, 2 51 First Lien Term Loan B - 250 - 300 - 550 Second Lien Term Loan - - 650 - 650 - Senior Notes due 2011 44 5 445 - - 445 445 Total Debt $ 729 $ 1, 17 7 $ 1,29 4 $ 1, 0 6 9 $ 2,0 23 $ 2, 24 6 Convertible Preferred Stock - 400 - - - 400 Straight Preferred Stock 3 1,600 - - - 1,600 Common Equity 1,186 1,186 392 2,142 1,186 1,186 Total Equity $ 1,186 $ 3,186 $ 392 $ 2,142 $ 1,186 $ 3,186 Total Capitalizatio n $ 1,915 $ 4, 363 $ 1,68 6 $ 3, 2 11 $ 3,20 9 $ 5, 4 32

Simplified Pro Forma Corporate Structure EXCO Resources, Inc. (“EXCO”) TXOK Acquisition, LLC North Coast Energy, Inc. EXCO Partners, LP EXCO Partners Operating Partnership, LP (“EPOP”) Winchester Energy Company, LP TXOK Energy Resources Holdings, LLC Vernon Holdings, LLC $1.0 billion conforming borrowing base $750 million R/C Facility $250 million Term Loan B $445 million Senior Notes due 2011 $2.0 billion Preferred Stock $1.75 billion equity market cap $1.3 billion conforming borrowing base $1.0 billion R/C Facility $300 million Term Loan B Existing – Mid-Continent (Okla) Southern Gas – Mid-Continent Appalachia Rockies Mid-Continent (non-Okla) Permian Basin Existing – Gulf Coast/South Texas Southern Gas – Gulf Coast/South Texas East Texas and North Louisiana assets owned by EPOP and its subsidiaries Legend Blue entities/assets represent EXCO Green entities/assets represent EPOP Bolded entities/assets represent Vernon/Southern Gas acquisitions